Commitments and Contingencies - Future Minimum Lease Payments under Non-Cancelable Operating Leases (Detail) $ in Thousands	May 31, 2016 USD ($)
Commitments and Contingencies Disclosure [Abstract]
2017	$ 149,265
2018	126,088
2019	98,760
2020	74,714
2021	46,702
Thereafter	51,483
Operating Leases, Future Minimum Payments Due, Total	$ 547,012